Exhibit 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October 1994.

                                             /s/ ROBERT H. ALLEN
                                             -------------------
                                                 Robert H. Allen

STATE OF TEXAS

COUNTY OF HARRIS


   I,      Earlene Barbeau             , a Notary Public in and for the
aforesaid State and County, do hereby certify that Robert H. Allen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                             /s/ EARLENE L. BARBEAU
                                             ----------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   March 8, 1997




                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October 1994.


                                             /s/ JUDITH L. ESTRIN
                                             --------------------
                                                 Judith L. Estrin


STATE OF CALIFORNIA

COUNTY OF SANTA CLARA


   I,   Janine Dietiker    , a Notary Public in and for the aforesaid State
and County, do hereby certify that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the foregoing instrument as her free and voluntary act, for the uses and purposes therein set forth.

                                             /s/ JANINE DIETIKER
                                             -------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   February 7, 1997



                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October
1994.

                                             /s/ HOWARD H. BAKER, JR.
                                             ------------------------
                                                 Howard H. Baker, Jr.


STATE OF TENNESSEE

COUNTY OF SCOTT


   I,    Billie J. Hamilton        , a Notary Public in and for the aforesaid
State and County, do hereby certify that Howard H. Baker, Jr. personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                             /s/ BILLIE J. HAMILTON
                                             ----------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   6/24/98




                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of October
1994.



                                             /s/ ANTHONY J.A. BRYAN
                                             ----------------------
                                                 Anthony J.A. Bryan


STATE OF FLORIDA

COUNTY OF PALM BEACH


   I,    Patricia Gmyrek         , a Notary Public in and for the aforesaid
State and County, do hereby certify that Anthony J.A. Bryan, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                             /s/ PATRICIA A. GMYREK
                                             ----------------------
                                                 NOTARY PUBLIC

My Commission Expires:

   March 30, 1997




                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN   WITNESS   WHEREOF,   I  have   hereunto  set  my  hand  this 7th day
of November 1994.

                                             /s/ ROBERT L. COX
                                             -----------------
                                                 Robert L. Cox


STATE OF TENNESSEE

COUNTY OF SHELBY


   I, Lillian W. Powers , a Notary Public in and for the aforesaid State and County, do hereby certify that Robert L. Cox, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                         /s/ LILLIAN W. POWERS
                                         ---------------------
                                             NOTARY PUBLIC


My Commission Expires:

   4/29/97



                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN   WITNESS   WHEREOF,  I   have   hereunto  set  my  hand  this 2nd day
of November 1994.


                                         /s/ RALPH D. DENUNZIO
                                         ---------------------
                                             Ralph D. DeNunzio


STATE OF NEW YORK

COUNTY OF NEW YORK


   I,    Pauline Kalahele         , a Notary Public in and for the aforesaid
State and County, do hereby certify that Ralph D. DeNunzio personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                             /s/ PAULINE E. KALAHELE
                                             -----------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   2/28/96




                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF,  I have  hereunto set  my hand this 28th day of October
1994.

                                             /s/ PHILIP GREER
                                             ----------------
                                                 Philip Greer


STATE OF NEW YORK

COUNTY OF NEW YORK


   I,     Kathleen M. Rode     , a Notary Public in and for the aforesaid
State and County, do hereby certify that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                             /s/ KATHLEEN M. RODE
                                             --------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   5/31/96



                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I  have  hereunto set  my hand this 27th day of October
1994.


                                             /s/ J. R. HYDE, III
                                             -------------------
                                                 J. R. Hyde, III


STATE OF TENNESSEE

COUNTY OF SHELBY


   I,   Nancy C. Phillips   , a Notary Public in and for the aforesaid State
and County, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                             /s/ NANCY C. PHILLIPS
                                             ---------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   10/24/95



                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of November
1994.

                                             /s/ CHARLES T. MANATT
                                             ---------------------
                                                 Charles T. Manatt


STATE OF WASHINGTON, D.C.

COUNTY OF


   I,        Janet Lee Shaw      , a Notary Public in and for the aforesaid
State and County, do hereby certify that Charles T. Manatt, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                             /s/ JANET LEE SHAW
                                             ------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   07/14/99



                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October
1994.

                                             /s/ JACKSON W. SMART, JR.
                                             --------------------------
                                                 Jackson W. Smart, Jr.


STATE OF ILLINOIS

COUNTY OF COOK


   I,    Esperanza Acosta        , a Notary Public in and for the aforesaid
State and County, do hereby certify that Jackson W. Smart, Jr. personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                         /s/ ESPERANZA ACOSTA
                                         --------------------
                                             NOTARY PUBLIC


My Commission Expires:

   2/8/97


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October
1994.

                                             /s/ JOSHUA I. SMITH
                                             -------------------
                                                 Joshua I. Smith


STATE OF MARYLAND

COUNTY OF PRINCE GEORGE'S


   I,     Robyn P. Armstrong   , a Notary Public in and for the aforesaid
State and County, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                             /s/ ROBYN PROCTOR ARMSTRONG
                                             ---------------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   February 16, 1998



                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November
1994.

                                             /s/ PETER S. WILLMOTT
                                             ---------------------
                                                 Peter S. Willmott


STATE OF TENNESSEE

COUNTY OF SHELBY


   I,    Joyce J. Jones  , a Notary Public in and for the aforesaid State and
County, do hereby certify that Peter S. Willmott personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                         /s/ JOYCE J. JONES
                                         ------------------
                                             NOTARY PUBLIC


My Commission Expires:

   August 12, 1998




                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, the principal executive officer and a director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint William J. Razzouk, Alan B. Graf, Jr. and Graham
R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October
1994.

                                             /s/ FREDERICK W. SMITH
                                             ----------------------
                                                 Frederick W. Smith


STATE OF TENNESSEE

COUNTY OF SHELBY


   I,    Joyce J. Jones         , a Notary Public in and for the aforesaid
State and County, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                             /s/ JOYCE J. JONES
                                             ------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   August 12, 1998



                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, the Executive Vice President, Worldwide Customer Operations, of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October
1994.

                                             /s/ WILLIAM J. RAZZOUK
                                             ----------------------
                                                 William J. Razzouk


STATE OF TENNESSEE

COUNTY OF SHELBY


   I,      Sharon A. Smith       , a Notary Public in and for the aforesaid
State and County, do hereby certify that William J. Razzouk, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                             /s/ SHARON A. SMITH
                                             -------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   May 16, 1997



                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, the Chief Financial Officer of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October
1994.

                                             /s/ ALAN B. GRAF, JR.
                                             ---------------------
                                                 Alan B. Graf, Jr.


STATE OF TENNESSEE

COUNTY OF SHELBY


   I,    Sharon A. Smith    , a Notary Public in and for the aforesaid State
and County, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                             /s/ SHARON A. SMITH
                                             -------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   March 16, 1994


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, the principal accounting officer and controller of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk and Alan
B. Graf, Jr., and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as the Controller, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates and pass through certificates in an amount up to $465 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of October
1994.

                                             /s/ GRAHAM R. SMITH
                                             -------------------
                                                 Graham R. Smith


STATE OF TENNESSEE

COUNTY OF SHELBY


   I,    Delores Wolfmeyer      , a Notary Public in and for the aforesaid
State and County, do hereby certify that Graham R. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                             /s/ DELORES WOLFMEYER
                                             ---------------------
                                                 NOTARY PUBLIC


My Commission Expires:

   December 9,  1996